For Immediate Release

Contact Info:

Candace Clemens Progress Software Corp. 781-280-4101 cclemens@progress.com	Jeremy Nazarian eXcelon Corporation 781-674-5345 jnazarian@exln.com	Avi Dines Schwartz Communications, Inc. 781-684-0770 progress@schwartz-pr.com

PROGRESS SOFTWARE CORPORATION SIGNS
DEFINITIVE AGREEMENT TO ACQUIRE EXCELON
CORPORATION

Acquisition Accelerates Corporate Strategies for Service Oriented Architecture, Standards-Based Integration, and XML Capabilities

BEDFORD and BURLINGTON, MA, October 21, 2002 — Progress Software Corporation (Nasdaq: PRGS) a leading supplier of technology for building e-business solutions, and eXcelon™ Corporation (Nasdaq: EXLND or EXLN) today jointly announced they have signed a definitive agreement pursuant to which Progress Software will acquire eXcelon, a leader in XML tools and data management software, in an all-cash transaction for a purchase price of $3.19 per share or approximately $24 million in the aggregate.

“Progress Software Corporation creates and delivers industry-leading technologies that enable our customers to build, deploy, manage, and integrate powerful e-business applications,” said Joseph Alsop, CEO of Progress Software Corporation (PSC). “By combining forces with eXcelon, we can offer advanced products in the XML database, XML tools and object database markets. eXcelon is #1 in object databases according to Gartner, and a leader in all the markets they serve. Our customers are particularly enthused by the approach Sonic Software, a subsidiary company of ours, offers with its standards-based, distributed architecture for application integration. The acquisition of eXcelon strengthens Sonic’s Enterprise Service Bus (ESB) and brings us closer to our goal of providing the ideal software platform for all levels of distributed, standards-based integration.”

Sonic Software, the leading provider of standards-based integration products for the real-time enterprise, has received significant media and analyst attention over the last two years. Sonic is now considered an industry leader in distributed, standards-based integration. With SonicXQ™, the company was the first to deliver a product in this new category, named the Enterprise Service Bus (ESB) by Gartner Group. For more information about the impact of today’s announcement on Sonic’s product strategy, see their related press release at www.sonicsoftware.com.

Renowned for its leadership in the embedded database market, PSC is uniquely positioned to develop, market, and support eXcelon’s data management products, including eXtensible Information Server (XIS), one of the industry’s leading XML databases, and ObjectStore, the market leader in object databases.

eXcelon Customers to Benefit from PSC’s Stability

“PSC is an industry leader, widely respected for its robust and high performing products,” said Joe Bellini, chief executive officer of eXcelon. “eXcelon brings many complementary products to PSC, particularly within their high growth operating company, Sonic Software. Our common vision for standards-based integration reflects a commitment to cost-effective distributed computing and real time enterprises. Our eXtensible Information Server (XIS), ObjectStore and Stylus Studio customers will welcome their deep expertise in developing and supporting database products and the financial strength of PSC.”

About the Transaction

The acquisition has been unanimously approved by the boards of directors of Progress Software and eXcelon and is subject to the approval of eXcelon’s stockholders. The acquisition is expected to close within 90 days, subject to satisfaction of customary closing conditions. The impact of this acquisition on Progress Software’s fiscal 2003 results will depend on the timing of the closing.

All of the directors, certain officers and the largest stockholder of eXcelon, holding approximately 9% of eXcelon’s outstanding common stock in the aggregate, have entered into stockholders agreements with PSC agreeing to vote in favor of the merger. In addition, eXcelon has granted PSC an option, exercisable under certain circumstances, to purchase newly issued shares of eXcelon common stock equal to approximately 19.9% of the outstanding stock.

A conference call for interested investors will be held at 10 AM today, and can be accessed via the web by clicking on “Investors & Press” at www.progress.com. Investors wishing to participate in the conference call may do so by emailing mdoyle@progress.com or calling 781-280-4305 by 9:30 AM EDT for the dial in information.

About eXcelon Corporation

eXcelon [Nasdaq: EXLND or EXLN] is a leading provider of data management software designed to accelerate the performance of distributed applications built using XML and Java™ and deployed on market leading software platforms. eXcelon’s family of products include: eXcelon’s eXtensible Information Server (XIS), a native XML database that allows developers to manage the extreme flexibility of XML in a distributed environment; Stylus Studio, the suite of developer tools for creating and manipulating XML documents, schemas, and style sheets; ObjectStore, the market leading object-oriented database that ensures the rapid propagation and availability of data for complex Web transactions, dynamic content, network management systems and a multitude of applications for independent software vendors (ISVs); and PSE/Pro, the small footprint, 100% Java version of ObjectStore for embedded devices.

Headquartered in Burlington, MA, eXcelon has more than 4,000 customers worldwide, including market leaders in key industries such as telecommunications, financial services, retail and manufacturing. eXcelon markets its solutions globally through value-added resellers, system integrators, consulting firms, OEM licensees and direct sales channels. www.exln.com.

About Progress Software Corporation

Founded in 1981, Progress Software Corporation, or PSC (Nasdaq: PRGS) is the parent organization for the Progress Company operating unit, Sonic Software Corporation, NuSphere Corporation, and PeerDirect Company. PSC provides industry-leading technologies for all aspects of e-business development, deployment, integration and management. Progress Software Corporation is headquartered in Bedford, MA, and can be reached at +1-781-280- 4000 or on the Web at www.progress.com.

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In connection with the merger, eXcelon plans to file a proxy statement with the Securities and Exchange Commission (the“SEC”) and mail the proxy statement and related materials to stockholders of eXcelon. Stockholders of eXcelon are urged to read these materials when they become available because they will contain important information about eXcelon, the merger and other related matters. Investors and security holders can obtain free copies of the proxy statement when it becomes available by contacting Lacey Brandt, Chief Financial Officer, eXcelon Corporation, 25 Mall Road, Burlington, Massachusetts, 01803, telephone: (781) 674-5000. Investors and security holders will also be able to obtain free copies of the proxy statement and other documents filed by eXcelon and PSC with the SEC in connection with the merger at the SEC’s web site at www.sec.gov.

PSC, eXcelon and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies from eXcelon’s stockholders in connection with the merger. Such individuals may be deemed to have interests in the merger, including as a result of holding options or shares of eXcelon stock. Information about the directors and executive officers of eXcelon and their ownership of eXcelon stock is set forth in eXcelon’s proxy statement for its 2002 annual meeting of stockholders. Investors may obtain additional information about the interests of the above-mentioned persons in this transaction by reading the proxy statement regarding the merger when it becomes available.

STOCKHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.

Safe Harbor Statement

Except for the historical information and discussions contained herein, statements contained in this release about PSC, eXcelon and the merger may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the expected benefits and timing of the merger. These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including but not limited to the following: an unexpected increase in costs related to the merger, unexpected delays involved in the closing of the merger, eXcelon’s or PSC’s inability to satisfy the conditions to closing of the merger, failure of eXcelon’s stockholders to approve the merger, the risk that eXcelon’s business and technology will not be integrated successfully, the receipt and shipment of new orders for the combined company, the timely release of enhancements to the combined company’s products, the growth rates of certain market segments, the positioning of the combined company’s products in those market segments, market acceptance of the application service provider distribution model, variations in the demand for customer service and technical support from the combined company, pricing pressures and the competitive environment in the software industry, business and consumer use of the Internet, and the combined company’s ability to penetrate international markets and manage its international operations. PSC and eXcelon undertake no obligation to update information contained in this release unless required by law. For further information regarding risks and uncertainties associated with the PSC and eXcelon and information concerning the merger, please refer to PSC’s and eXcelon’s filings with the Securities and Exchange Commission, including PSC’s and eXcelon’s annual reports on Form 10-K for the fiscal years ending 2001 and subsequently filed reports.